Household Consumer Loan Trust, Series 1996-1 Deposit Trust Calculations
Previous Due Period Ending			Sep 30, 2000
Current Due Period Ending			Oct 31, 2000
Prior Distribution Date			Oct 13, 2000
Distribution Date			Nov 14, 2000

Beginning Trust Principal Receivables			3,747,215,208.00
Average Principal Receivables			3,747,062,935.87
FC&A Collections (Includes Recoveries)			63,208,517.86
Principal Collections			103,775,791.01
Additional Balances			44,214,497.95
Net Principal Collections			59,561,293.06
Defaulted Amount			23,009,507.06
Miscellaneous Payments			0.00
Principal Recoveries			2,155,589.00

Beginning Participation Invested Amount			240,509,351.77
Beginning Participation Unpaid Principal Balance			240,509,351.77
Ending Participation Invested Amount			235,209,454.24
Ending Participation Unpaid Principal Balance			235,209,454.24

Accelerated Amortization Date			Feb 28, 2001
Is it the Accelerated Amortization Period? 0=No			0

OC Balance as % of Ending Participation Invested Amount (3 month average)			9.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.75%)			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			240,509,351.77
Numerator for Fixed Allocation			246,238,507.00
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87
Applicable Allocation Percentage			6.4186%
Investor FC&A Collections			4,057,108.17

Series Participation Interest Default Amount
Numerator for Floating Allocation			240,509,351.77
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87
Floating Allocation Percentage			6.4186%
Series Participation Interest Default Amount			1,476,890.49

Principal Allocation Components
Numerator for Floating Allocation			240,509,351.77
Numerator for Fixed Allocation			246,238,507.00
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			8.0000%
(b) Prime Rate minus 1.50%			8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			6.1866%
(d) Series Participation Interest Unpaid Principal Balance			240,509,351.77
(e) Actual days in the Interest Period			32
Series Participation Monthly Interest, [a*d*e]			1,710,288.72

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			5,299,897.53

(a) Investor Principal Collections, [Max(b,h) or e]			3,823,007.04
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			3,823,007.04
(c) Floating Allocation Percentage			6.4186%
(d) Net Principal Collections			59,561,293.06
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			6,819,633.48
(f) Fixed Allocation Percentage			6.5715%
(g) Collections of Principal			103,775,791.01

(h) Minimum Principal Amount, [Min(i,l)]			2,852,277.84
(i) Floating Allocation Percentage of Principal Collections			6,660,963.17
(j) 1.8% of the Series Participation Interest Invested Amount			4,329,168.33
(k) Series Participation Interest Net Default Payment Amount			1,476,890.49
(l) the excess of (j) over (k)			2,852,277.84

(m) Series Participation Interest Net Default Payment Amount			1,476,890.49

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			4,057,108.17
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			1,710,288.72
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			1,476,890.49
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			400,848.92
Excess [Sec. 4.11(a)(vi)]			469,080.04

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,322,931,298.30

Series 1996-1 Owner Trust Calculations
Due Period			October 2000
Payment Date			Nov 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections			5,299,897.53
(b) Series Participation Interest Charge Offs			0.00
(c) Lesser of Excess Interest and Carryover Charge offs			0.00

Accelerated Principal Payment			50,106.11

Series Participation Interest Monthly Interest			1,710,288.72

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)			712,577.31

Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)			506,472.61
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)			53,453.20

Principal up to Optimum Monthly Principal Balance
Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)			2,704,647.03

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)			1,854,964.13

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)			0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)			185,496.41
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			554,789.96

Principal up to Accelerated Principal Payment Amout
Pay Class A to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)			0.00

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)			0.00
Pay Class A to zero- Sec. 3.05(a)(v)(c)			50,106.11

Pay Class B to zero- Sec. 3.05(a)(v)(d)			0.00

Principal up to Optimal Monthly Principal
Pay Class A to zero- Sec. 3.05(a)(vi)(a)			0.00

Pay Class B to zero- Sec. 3.05(a)(vi)(b)			0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(c)			0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)			387,679.49

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			554,789.96
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)			0.00

To Designated Certificate Holder up to total Accelerated Principal Payments			50,106.11
To Designated Certificate Holder up to Holdback Amount			504,683.85
To HCLC any remaining amounts			0.00

Principal paid to the Designated Certificate			1,860.84

Household Consumer Loan Trust, 1996-1
Series 1996-1 Owner Trust Calculations
Due Period Ending	Oct 31, 2000
Payment Date	Nov 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Nov 15, 2000 Oct 16, 2000 30
	Class A	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	125,013,563	84,178,273	8,417,827	22,899,688
Previously unpaid interest/yield	0	0	0
Spread to index	0.22%	0.60%	1.00%
Rate (capped at 13%, 15%, 16%)	6.840000%	7.220000%	7.620000%
Interest/Yield Payable on the Principal Balance	712,577	506,473	53,453
Interest on previously unpaid interest/yield	0	0	0
Interest/Yield Due	712,577	506,473	53,453
Interest/Yield Paid	712,577	506,473	53,453

Summary

Beginning Security Balance	125,013,563	84,178,273	8,417,827	22,899,688
Beginning Adjusted Balance	125,013,563	84,178,273	8,417,827
Principal Paid	2,754,753	1,854,964	185,496	554,790
Ending Security Balance	122,258,810	82,323,309	8,232,331	22,395,004
Ending Adjusted Balance	122,258,810	82,323,309	8,232,331
Ending Certificate Balance as % Participation Interest Invested Amount			3.5000%
Targeted Balance	122,308,916	82,323,309	8,232,331
Minimum Adjusted Balance		49,000,000	4,900,000	13,300,000
Certificate Minimum Balance			7,127,787
Ending OC Amount as Holdback Amount				22,395,004
Ending OC Amount as Accelerated Prin Pmts				0

Beginning Net Charge offs	0	0	0	0
Reversals	0	0	0	0
Charge offs	0	0	0	0
Ending Net Charge Offs	0	0	0	0

Interest/Yield Paid per $1000	1	4	2
Principal Paid per $1000	4	14	7